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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 4, 2005

                                 NARROWSTEP INC.

             (Exact Name of Registrant as Specified in its Charter)


         Delaware                        333-108632               33-1010941

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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


     60 PARSONS GREEN LANE, LONDON, UNITED KINGDOM                SW6 4HU

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   (Address of principal executive offices)                      (Zip Code)


     Registrant's Telephone Number, Including Area Code: 011 44 20 7731 4242
     -----------------------------------------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 5, 2005, the Registrant and Narrowstep Ltd., a subsidiary of the Registrant, entered into a Second Amendment to Employment Agreement with Iolo Jones, the Registrant's President and Chief Executive Officer, increasing Mr. Jones's base salary to (pound)80,000 on an annualized basis. A copy of the Second Amendment to Employment Agreement is set forth in Exhibit 10.1 annexed to this Current Report.

ITEM 8.01  OTHER EVENTS.

     On August 4, 2005, the Registrant's common stock became quoted on the Over-the-Counter Bulletin Board. The ticker symbol for the Registrant's common stock is "NRWS". A copy of a press release describing the quotation of the Registrant's common stock is set forth in Exhibit 99.1 annexed to this Current Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits have been filed with this Current Report on Form 8-K:

Exhibit 10.1 Second Amendment to Employment Agreement by and among Narrowstep Limited, Narrowstep Inc. and Iolo Jones dated August 5, 2005.

Exhibit 99.1    Press Release dated August 8, 2005.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NARROWSTEP INC.



                                             By: /s/ Steven Crowther
                                                 -------------------
                                                 Steven Crowther
                                                 Senior Vice President and
                                                   Chief Financial Officer

Dated: August 9, 2005





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                                  EXHIBIT INDEX


Exhibit No.                                Description
                                           -----------

10.1 Second Amendment to Employment Agreement by and among Narrowstep Limited, Narrowstep Inc. and Iolo Jones dated August 5, 2005.

99.1             Press Release dated August 8, 2005









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